--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               January 31, 1998


Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.


Sincerely,




/s/                                               /s/
---------------------                             ------------------------
Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:


                              --------------------------------------------------
                              12/31/97   12/31/96    CHANGE     HIGH     LOW
--------------------------------------------------------------------------------
  STOCK PRICE                 $11.00     $10.125     8.64%    $11.00    $10.00
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)       $11.20     $10.87      3.04%    $11.20    $10.63
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      Municipal bonds, as measured by the LEHMAN MUNICIPAL BOND INDEX, posted a 9.20% total return for the year, versus 9.68% for the taxable bond market (measured by the LEHMAN AGGREGATE INDEX). The substantial decline in municipal interest rates resulted in 1997 being the third largest issuance year on record (a 19% increase over 1996), which negatively impacted municipal bond performance. After keeping pace with the Treasury market rally in the second quarter, municipals cheapened in relation to Treasuries during the latter half of the year due to reduced participation by retail investors at lower interest rate levels and increased supply.

      Looking forward, we expect issuance of municipal securities in 1998 to be similar to 1997 levels, with an increase in new supply being offset by a decrease in refunding supply. BlackRock remains focused on high quality municipal securities, because the yield advantage of purchasing lower rated securities remains marginal. The strong state of the economy is expected to continue, providing strong fundamentals for municipal issuers. We expect to see more discussions about tax reform towards the end of the first quarter of 1998, which may create buying opportunities.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1997, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. Were they to be sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. Both of these factors led us to decide that the most prudent investment strategy for 1997 was to maintain the current portfolio structure.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year. The Federal Reserve's decision to raise the Fed funds target rate in March 1997 did not significantly impact the short end of the municipal yield curve, allowing the rates the Trust pays to preferred shareholders (the Trust's leverage cost) to remain affordable.

      The following charts compare the Trust's current and December 31, 1996 asset composition:

       ------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
       ------------------------------------------------------------------------
          SECTOR                         DECEMBER 31, 1997   DECEMBER 31, 1996
       ------------------------------------------------------------------------
          City, County and State                 28%               29%
       ------------------------------------------------------------------------
          Hospital                               17%               17%
       ------------------------------------------------------------------------
          Water & Sewer                          15%               12%
       ------------------------------------------------------------------------
          Utility/Power                          11%               11%
       ------------------------------------------------------------------------
          Tax Revenue                             8%                9%
       ------------------------------------------------------------------------
          Lease Revenue                           6%                8%
       ------------------------------------------------------------------------
          Education                               5%                4%
       ------------------------------------------------------------------------
          Miscellaneous Revenue                   4%                5%
       ------------------------------------------------------------------------
          Housing                                 3%                3%
       ------------------------------------------------------------------------
          Transportation                          3%                2%
       ------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Insured Municipal Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report.
Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM.

Sincerely yours,




/s/                                      /s/
------------------------                 -------------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.



 ------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
 ------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BMT
 ------------------------------------------------------------------------------
   Initial Offering Date:                                  February 20, 1992
 ------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/97:                          $11.00
 ------------------------------------------------------------------------------
   Net Asset Value as of 12/31/97:                              $11.20
 ------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/97 ($11.00)1:         5.68%
 ------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:              $ 0.05208
 ------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:           $ 0.62496
 ------------------------------------------------------------------------------


----------
   1 Yield  on  Closing  Stock  Price  is calculated  by  dividing  the  current annualized distribution per share by the closing stock price per share.
   2 Dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                             OPTION
           PRINCIPAL                                                                          CALL
  RATING*   AMOUNT                                                                         PROVISIONS**       VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                              (UNAUDITED)      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.6%
                     ALABAMA--1.1%
   AAA     $ 3,000   Mobile Cnty., G.O., 6.70%, 2/01/00+, MBIA ..........................  No Opt. Call    $ 3,212,640
                                                                                                            ----------

                     ARIZONA--1.6%
   AAA       4,180   University of Arizona Med. Ctr. Hosp. Rev.,
                        6.25%, 7/01/10, MBIA ............................................   7/02 at 102      4,535,593
                                                                                                            ----------

                     CALIFORNIA--10.4%
                     California St., G.0., FGIC,
   AAA       4,355      6.80%, 11/01/04+ ................................................  No Opt. Call      5,071,485
   AAA         145      6.80%, 11/01/10 .................................................  11/04 at 102        166,808
   AAA       3,400   California St. Pub. Wks., 6.60%, 12/01/02+, AMBAC ..................  No Opt. Call      3,821,532
   AAA       6,100   Contra Costa Tran. Auth., 6.50%, 3/01/09, FGIC .....................  No Opt. Call      6,832,427
   AAA       3,500   Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ......................   7/01 at 101      3,765,195
   AAA       3,065   Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ............  No Opt. Call      3,473,840
   AAA       3,000   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/09, AMBAC .........   7/00 at 102      3,232,890
   AAA       3,500   Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC .........  11/02 at 102      3,793,720
                                                                                                            ----------
                                                                                                            30,157,897
                                                                                                            ----------
                     DISTRICT OF COLUMBIA--1.3%
   AAA       3,500   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00+, MBIA .........  No Opt. Call      3,779,195
                                                                                                            ----------

                     FLORIDA--9.2%
   AAA      10,750   Broward Cnty. Sch. Bd., 6.50%, 7/01/02+, AMBAC .....................  No Opt. Call     11,929,705
   AAA      12,195   Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ...............  10/02 at 102     13,522,182
   AAA       1,000   Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ...............  10/02 at 102      1,102,640
                                                                                                            ----------
                                                                                                            26,554,527
                                                                                                            ----------
                     GEORGIA--2.6%
   AAA       5,000   Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ................   7/02 at 102      5,471,850
   AAA       2,000   Macon-Bibb Cnty. Hosp. Auth. Rev., Georgia Med. Ctr.,
                        6.75%, 8/01/99+, FGIC ...........................................  No Opt. Call      2,121,940
                                                                                                            ----------
                                                                                                             7,593,790
                                                                                                            ----------
                     ILLINOIS--13.3%
   AAA       3,715   Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ...............  No Opt. Call      1,651,169
                     Cook Cnty., G.O., MBIA,
   AAA       7,000      6.50%, 11/15/02+ ................................................  No Opt. Call      7,798,420
   AAA       4,500      7.00%, 11/01/00+ ................................................  No Opt. Call      4,930,380
   AAA       5,000   Cook Cnty., Community Schs., 6.50%, 1/01/02+, FGIC .................  No Opt. Call      5,408,450
   AAA       5,000   Illinois Edl. Fac. Auth. Rev., 4.125%++, 7/01/13, FGIC                 7/03 at 102      5,282,500
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA       3,000      Ser. A, 6.75%, 1/01/10 ..........................................   1/00 at 102      3,201,900
   AAA       1,750      Ser. C, 6.75%, 1/01/10 ..........................................   1/00 at 102      1,867,775
   AAA       7,980   Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC .........   9/01 at 100      8,478,112
                                                                                                            ----------
                                                                                                            38,618,706
                                                                                                            ----------
                     INDIANA--3.1%
   AAA       1,340   Columbus Sch. Bd., 6.625%, 7/01/11, AMBAC ..........................   7/02 at 102      1,472,472
   AAA       3,750   Indiana St. Edl. Fac. Auth. Rev., 6.60%, 1/01/11, MBIA .............   1/02 at 102      4,088,587
   AAA       3,000   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%, 5/01/02+,
                        MBIA ............................................................   No Opt.Call      3,306,180
                                                                                                            ----------
                                                                                                             8,867,239
                                                                                                            ----------


                      See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                           PROVISIONS**      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------

                     LOUISIANA--6.5%
                     Louisiana St., G.O., Ser. A, AMBAC,
   AAA     $ 4,000      6.50%, 5/01/09 ..................................................   5/02 at 102    $ 4,383,160
   AAA      10,385      6.50%, 5/01/10 ..................................................   5/02 at 102     11,358,178
   AAA       2,905   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ................  No Opt. Call      3,190,242
                                                                                                            ----------
                                                                                                            18,931,580
                                                                                                            ----------

                     MASSACHUSETTS--16.2%
   AAA       2,100   Boston, G.O., Ser. A, 6.50%, 7/01/12, AMBAC ........................   7/02 at 102      2,302,461
                     Massachusetts St. Hlth. &Edl. Fac. Auth. Rev.,
   AAA       2,000      6.50%, 7/01/10, FGIC ............................................   7/02 at 102      2,207,440
   AAA       5,000      6.50%, 7/01/10, MBIA ............................................   7/02 at 102      5,527,250
   AAA       3,250      7.25%, 7/01/10, MBIA ............................................   7/00 at 102      3,550,787
                     Massachusetts St. Hsg. Fin. Agcy., FNMA Collateral,
   AAA       5,000      Ser. H, 6.75%, 11/15/12 .........................................  11/03 at 102      5,426,950
   AAA       5,500      Residential Dev., Ser. A, 6.875%, 11/15/11 ......................   5/02 at 102      5,969,315
   AAA         600      Residential Dev., Ser. C, 6.875%, 11/15/11 ......................   5/02 at 102        653,670
                     Massachusetts St., G.O.,
   AAA       1,220      6.75%, 8/01/09, AMBAC ...........................................   8/01 at 102      1,345,386
   AAA       7,865      Ser. C, 6.70%, 11/01/04+, FGIC ..................................  No Opt. Call      9,028,627
   AAA       1,620      Ser. D, 6.00%, 7/01/01+, MBIA ...................................  No Opt. Call      1,719,031
   AAA         730      Ser. D, 6.00%, 7/01/12, MBIA ....................................   7/01 at 100        762,324
   AAA       7,630   Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA .........  11/02 at 102      8,378,579
                                                                                                            ----------
                                                                                                            46,871,820
                                                                                                            ----------
                     MICHIGAN--3.9%
   AAA       2,375   Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01+, FGIC ....  No Opt. Call      2,575,901
                     Michigan Mun. Bd. Auth. Rev.,
   AAA         900      Ser. A, 6.50%, 11/01/12, MBIA ...................................  11/02 at 102        991,773
   AAA       2,040      6.45%, 11/01/07, AMBAC ..........................................  11/04 at 102      2,316,869
   AAA       2,050      6.65%, 11/01/09, AMBAC ..........................................  11/04 at 102      2,326,094
   AAA       3,000   Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                        6.50%, 1/01/10, FSA .............................................   1/02 at 100      3,226,860
                                                                                                            ----------
                                                                                                            11,437,497
                                                                                                            ----------
                     MISSISSIPPI--0.7%
   AAA       1,800   Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ..............   2/01 at 102      1,956,510
                                                                                                            ----------

                     NEVADA--7.1%
   AAA       4,000   Clark Cnty., G.O., 6.50%, 6/01/02+, AMBAC ..........................  No Opt. Call      4,432,720
   AAA       5,215   Clark Cnty. Arpt., 6.25%, 6/01/01+, FGIC ...........................  No Opt. Call      5,567,482
                     Clark Cnty. Sch. Dist.,
   AAA       4,185      6.75%, 12/15/04+, FGIC ..........................................  No Opt. Call      4,825,723
   AAA       5,175      7.00%, 6/01/01+, MBIA ...........................................  No Opt. Call      5,691,931
                                                                                                            ----------
                                                                                                            20,517,856
                                                                                                            ----------
                     NEW JERSEY--0.7%
   AAA       2,000   Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA .......... 6/02 at 101.5      2,189,440
                                                                                                            ----------

                     NEW YORK--11.0%
                     New York City, G.O., Ser. B, MBIA,
   AAA       4,445      6.95%, 8/15/12 ..................................................   8/04 at 101      5,141,309
   AAA          55      6.95%, 8/15/04+ .................................................   No Opt.Call         63,719
                     New York St. Env. Fac. Corp. Poll. Ctr. Rev.,
   AAA       6,155      6.70%, 5/15/09 ..................................................  11/04 at 102      7,040,828
   AAA       4,965      6.80%, 5/15/10 ..................................................  11/04 at 102      5,692,670
                     New York St. Medicare Fac., AMBAC,
   AAA       9,715      6.60%, 8/15/09 ..................................................   2/05 at 102     11,022,250
   AAA       2,695      6.625%, 2/15/10 .................................................   2/05 at 102      3,052,896
                                                                                                            ----------
                                                                                                            32,013,672
                                                                                                            ----------



                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                           PROVISIONS**      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     OHIO--6.0%
                     Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC,
   AAA     $ 6,495      6.50%, 1/01/11 ..................................................   1/02 at 102    $ 7,107,868
   AAA       5,505      6.50%, 1/01/02+ .................................................  No Opt. Call      6,058,528
   AAA       3,900   Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                        6.50%, 8/15/02+, MBIA ...........................................  No Opt. Call      4,281,498
                                                                                                            ----------
                                                                                                            17,447,894
                                                                                                            ----------

                     OKLAHOMA--2.1%
   AAA       5,725   Oklahoma City Wtr. Util. Tr. Wtr. & Sewer Rev., Ser. B,
                        6.375%, 7/01/12, MBIA ...........................................   7/02 at 100      6,163,879
                                                                                                            ----------

                     PENNSYLVANIA--6.1%
   AAA       5,000   Dauphin Cnty. Gen. Auth. Rev., 6.25%, 7/01/08, MBIA ................   7/02 at 102      5,446,700
   AAA       2,100   Philadelphia Wtr. &Waste Rev., Ser. A,
                        5.625%, 6/15/08, AMBAC ..........................................  No Opt. Call      2,297,925
   AAA       6,005   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/10, AMBAC ....................   9/02 at 102      6,500,713
   AAA       3,000   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01+, FGIC ......................  No Opt. Call      3,313,260
                                                                                                            ----------
                                                                                                            17,558,598
                                                                                                            ----------
                     RHODE ISLAND--4.6%
   AAA       2,390   Rhode Island Clean Wtr. Protn. Fin. Agcy. Wtr. Poll. Ctl.
                        Rev. Revolving Fd.
                        Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA ......................  10/02 at 102      2,651,872
   AAA      10,000   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Prjs. Rev.,
                        Ser. A, 6.75%, 2/01/00+, AMBAC ..................................  No Opt. Call     10,718,600
                                                                                                            ----------
                                                                                                            13,370,472
                                                                                                            ----------
                     SOUTH CAROLINA--8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA      14,925      6.30%, 1/01/11, MBIA ............................................   1/03 at 102     16,291,085
   AAA       7,900      6.50%, 1/01/11, FGIC ............................................   1/01 at 102      8,507,352
                                                                                                            ----------
                                                                                                            24,798,437
                                                                                                            ----------
                     TEXAS--15.6%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA       7,475      6.00%, 5/15/00+ .................................................  No Opt. Call      7,802,629
   AAA       1,055      6.00%, 5/15/10 ..................................................   5/00 at 100      1,095,702
   AAA       1,580   Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ......................   8/01 at 100      1,631,097
   AAA       2,500   Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC ..   5/04 at 102      2,939,550
   AAA       8,000   El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC ......  No Opt. Call      8,604,080
                     Harris Cnty., FGIC,
   AAA       2,585      Toll Road, Ser. B, Zero Coupon, 8/15/08 .........................  No Opt. Call      1,577,574
   AAA       6,310      Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/02+ .....................  No Opt. Call      7,002,081
   AAA       4,775      Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/11 ......................   8/02 at 102      5,258,946
   AAA      10,440   Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC .....  No Opt. Call      5,584,252
   AAA       1,840   North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA ..................   6/03 at 100      2,020,688
   AAA       1,500   Texas Mun. Pwr. Agcy., Ser. A, 6.75%, 9/01/12, AMBAC ...............   9/01 at 102      1,648,575
                                                                                                            ----------
                                                                                                            45,165,174
                                                                                                            ----------
                     UTAH--1.1%
   AAA       1,450   Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA .............  10/04 at 101      1,577,977
   AAA       3,175   Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ......  No Opt. Call      1,712,024
                                                                                                            ----------
                                                                                                             3,290,001
                                                                                                            ----------
                     VIRGINIA--3.6%
                     Peninsula Port. Auth. Hlth. Sys., MBIA,
   AAA       6,000      Riverside Hlth. Sys. Prj. A, 6.625%, 7/01/10 ....................   7/02 at 102      6,639,660
   AAA       3,380   Riverside Hlth. Sys. Prj. B, 6.625%, 7/01/10 .......................   7/02 at 102      3,740,342
                                                                                                            ----------
                                                                                                            10,380,002
                                                                                                            ----------




                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
  RATING*   AMOUNT                                                                           PROVISIONS**      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     WASHINGTON--5.5%
   AAA     $ 4,650   Port of Seattle Rev., 6.60%, 8/01/10, MBIA .......................     8/02 at 102    $ 5,172,288
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA      12,905      Zero Coupon, 7/01/10, MBIA ....................................    No Opt. Call      7,000,575
   AAA       3,500      Nuclear Prj. No. 1, Ser. A, 7.00%, 7/01/00+, FGIC .............    No Opt. Call      3,805,165
                                                                                                           -----------
                                                                                                            15,978,028
                                                                                                           -----------

                     WISCONSIN--0.7%
   AAA       2,000   Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wausau Hosp.
                        Inc., Ser. A, 6.625%, 8/15/09, AMBAC ..........................     2/01 at 102      2,168,260
                                                                                                           -----------
                     Total long-term investments (cost $371,481,916) ..................                    413,558,707


                     SHORT-TERM INVESTMENT***--0.1%
  VMIG1        100   Uinta Cnty. Wyoming Poll.Control Rev., 4.90%, FRDD, 1/02/9
                        (cost $100,000) ...............................................                        100,000
                                                                                                           -----------

                     TOTAL INVESTMENTS--142.7% (cost $371,581,916) ....................                    413,658,707

                     Other assets in excess of liabilities--2.1% ......................                      6,302,984
                     Liquidation value of preferred stock--(44.8)% ....................                   (130,000,000)
                                                                                                           -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...............                   $289,961,691
                                                                                                          ============

    + This bond is pre-refunded. See glossary for definition.
   ++ This bond contains embedded caps. See glossary for definition.
    * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. ** Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  *** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the interest rate is adjusted.


 -------------------------------------------------------------------------
                            KEY TO ABBREVIATIONS
              AMBAC-- American Municipal Bond Assurance Corporation
         CONNIE LEE-- College Construction Loan Insurance Association
             C.O.P.-- Certificate of Participation
               FGIC-- Financial Guaranty Insurance Company
     FNMACollateral-- Federal National Mortgage Association
               FRDD-- Floating Rate Daily Demand
                FSA-- Financial Security Assurance, Inc.
               G.O.-- General Obligation Bond
               MBIA-- Municipal Bond Insurance Association
 -------------------------------------------------------------------------


                       See Notes to Financial Statements

--------------------------------------------------------------------------------

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $371,581,916)
  (Note 1) .....................................  $413,658,707
Interest receivable ............................     7,557,256
Prepaid assets .................................        28,051
                                                  ------------
                                                   421,244,014
                                                  ------------

LIABILITIES
Bank overdraft .................................       930,436
Advisory fee payable (Note 2) ..................       124,754
Administration fee payable (Note 2) ............        35,644
Dividends payable--preferred stock .............        30,947
Other accrued expenses .........................       160,542
                                                  ------------
                                                     1,282,323
                                                  ------------
NET INVESTMENT ASSETS ..........................  $419,961,691
                                                  ============
Net assets were comprised of:
  Common stock:
    Par value (Note 4) .........................    $  258,856
    Paid-in capital in excess of par ...........   239,833,688
  Preferred stock (Note 4) .....................   130,000,000
                                                  ------------
                                                   370,092,544
  Undistributed net investment income ..........     8,161,089
  Accumulated net realized loss ................      (368,733)
  Net unrealized appreciation ..................    42,076,791
                                                  ------------
  Net investment assets, December 31, 1997 .....  $419,961,691
                                                  ============
  Net assets applicable to common shareholders .  $289,961,691
                                                  ============
Net asset value per common share:
  ($289,961,691 / 25,885,639 shares of
  common stock issued and outstanding) .........        $11.20
                                                        ======

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .................  $24,394,746
                                                  -----------
Expenses
  Investment advisory ..........................    1,451,253
  Administration ...............................      414,643
  Auction agent ................................      325,000
  Custodian ....................................       97,000
  Directors ....................................       75,000
  Reports to shareholders ......................       55,000
  Audit ........................................       40,000
  Transfer agent ...............................       29,000
  Legal ........................................       18,000
  Miscellaneous ................................      164,890
                                                  -----------
  Total expenses ...............................    2,669,786
                                                  -----------

Net investment income ..........................   21,724,960
                                                  -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized loss on investments ...............      (45,924)
Net change in unrealized appreciation on
  investments ..................................    7,582,696
                                                  -----------
Net gain on investments ........................    7,536,772
                                                  -----------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .............  $29,261,732
                                                  ===========





                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
-------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                        --------------------------
                                                                                            1997           1996
                                                                                         -----------   ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income .............................................................   $ 21,724,960     $ 21,558,425
  Net realized gain (loss) on investments ...........................................        (45,924)         201,117
  Net change in unrealized appreciation (depreciation) on investments ...............      7,582,696       (4,792,998)
                                                                                       -------------    -------------
  Net increase in net investment assets resulting from operations ...................     29,261,732       16,966,544
                                                                                       -------------    -------------
Dividends:
  To preferred shareholders from net investment income ..............................     (4,592,916)      (4,545,206)
  To common shareholders from net investment income .................................    (16,177,257)     (16,177,316)
                                                                                       -------------    -------------
                                                                                         (20,770,173)     (20,722,522)
                                                                                       -------------    -------------
    Total increase (decrease) .......................................................      8,491,559       (3,755,978)
                                                                                       -------------    -------------


NET INVESTMENT ASSETS
Beginning of year ...................................................................    411,470,132      415,226,110
                                                                                       -------------    -------------
End of year .........................................................................  $ 419,961,691    $ 411,470,132
                                                                                       =============    =============



                       See Notes to Financial Statements

-------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                    1997         1996          1995           1994         1993
                                                   -------       -----         -----          -----        -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $10.87      $  11.02      $   9.73       $  11.18    $     9.93
                                                   ------      --------      --------       --------      --------
   Net investment income                              .84           .83           .84            .82           .83
   Net realized and unrealized gain (loss) on
investments                                           .29          (.18)         1.27          (1.48)         1.18
                                                   ------      --------      --------       --------      --------
Net increase (decrease) from investment
   operations                                        1.13           .65          2.11           (.66         )2.01
                                                   ------      --------      --------       --------      --------
Dividends from net investment income to:
   Preferred shareholders                            (.18)         (.18)         (.20)          (.14)         (.12)
   Common shareholders                               (.62)         (.62)         (.62)          (.62)         (.63)
Distributions from net realized gain on
   investments to: Preferred shareholders              --            --            --           (.01)         (.00)**
   Common shareholders                                 --            --            --           (.02)         (.01)
                                                   ------      --------      --------        --------     --------

 Total dividends and distributions                   (.80)         (.80)         (.82)          (.79)         (.76)
                                                   ======      ========      ========       ========      ========
Net asset value, end of period*                    $11.20     $   10.87      $  11.02       $   9.73      $  11.18
                                                   ------     ---------      --------       --------      --------

                                                   ------     ---------      --------       --------      --------
Market value, end of period*                       $11.00      $ 10.125      $  10.00       $   8.50      $  10.50
                                                   ------      --------      --------       --------      --------

                                                   ------      --------      --------       --------      --------
TOTAL INVESTMENT RETURN+                           15.22%         7.59%        25.31%        (13.38%)       12.99%
RATIOSTOAVERAGENETASSETS
   OF COMMON SHAREHOLDERS:++
Expenses                                             .94%          .97%          .96%          1.04%          .96%
Net investment income before preferred
   stock dividends                                  7.66%         7.66%         7.97%          7.99%         7.75%
Preferred stock dividends                           1.62%         1.61%         1.87%          1.44%         1.15%
Net investment income available to
   common shareholders                              6.04%         6.05%         6.10%          6.55%         6.60%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands)                                 $283,531      $281,521      $272,868       $265,851      $275,162
Portfolio turnover                                     1%            1%            1%            31%            1%
Net assets of common shareholders,
   end of period (in thousands)                  $289,962      $281,470      $285,226       $251,856      $289,449
Asset coverage per share of preferred
   stock, end of period#                         $ 80,762      $ 79,129      $ 79,851       $146,868      $161,327
Preferred stock outstanding (in thousands)       $130,000      $130,000      $130,000       $130,000      $130,000



----------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
  ** Actual amount paid to preferred  shareholders was $0.0013 per common share.
   # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), a Maryland Corporation is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of Paine-Webber Incorporated.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO  SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $10,011,422 and $2,361,240, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting and, accordingly, gross and net unrealized appreciation for federal income tax purposes was $42,076,791.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of $368,733 of which $322,809 will expire in 2003 and $45,924 will expire in 2004. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at December 31, 1997, the Adviser owned 10,639 shares. As of December 31, 1997, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M-7 and M-28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992 the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 4.99% for the year ended December 31, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1997, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable January 30, 1998 to shareholders of record on January 14, 1998.

   For the period January 1, 1998 through January 31, 1998, dividends declared on preferred shares totalled $344,162 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Insured Municipal Term Trust Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1997, and the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.







/s/
-------------------------------
Deloitte & Touche, LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (December 31, 1997) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.
The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Trust at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:        Investment vehicle which initially offers a fixed number
                        of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:               When a fund's net asset value is greater  than its stock
                        price, the fund is said to be trading at a discount.

DIVIDEND:               Income  generated  by  securities  in  a  portfolio  and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:  Shareholders   may  elect  to  have  all  dividends  and
                        distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAPS:          Also known as additional interest municipal bonds. These
                        securities are intended to protect the income that the Trust earns through leverage from significant increase in short-term rates. The coupon on these bonds will increase if short-term rates rise significantly.

MARKET PRICE:           Price per share of a security  trading in the  secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):  Net  asset  value  is  the  total  market  value  of all securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:     These   securities  are   collateralized   by  the  U.S.
                        Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                       BLACKROCK FINANCIAL MANAGMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                                        TERMINATION
                                                                                     STOCK SYMBOL          DATE
                                                                                     ------------       ----------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc. ...................................................      BKT                N/A
The BlackRock North American Government Income Trust Inc. .........................      BNA                N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ................................................      BBT               12/98
The BlackRock 1999 Term Trust Inc. ................................................      BNN               12/99
The BlackRock Target Term Trust Inc. ..............................................      BTT               12/00
The BlackRock 2001 Term Trust Inc. ................................................      BLK               06/01
The BlackRock Strategic Term Trust Inc. ...........................................      BGT               12/02
The BlackRock Investment Quality Term Trust Inc. ..................................      BQT               12/04
The BlackRock Advantage Term Trust Inc. ...........................................      BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. .........................      BCT               12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                                                        TERMINATION
PERPETUAL TRUSTS                                                                     STOCK SYMBOL          DATE
                                                                                     ------------       ----------
The BlackRock Investment Quality Municipal Trust Inc. .............................      BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc. ..................      RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust ..........................      RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. ..................      RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ....................      RNY                N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ....................................      BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ..............................      BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ...................      BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ...........................      BRF               12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. .....................      BLN               12/08
The BlackRock Insured Municipal Term Trust Inc. ...................................      BMT               12/10



  IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

============
 BlackRock
============

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                                New York, NY10019
                                 (800) 227-7BFM


                                                                    092474 10 5
                                                                    092474 20 4
                                                                    092474 30 3
    =============
The  BlackRock
    =============
Insured Municipal
Term Trust Inc.
========================
Annual Report
December 31, 1997

[LOGO]